Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of Elephant Talk Communications Corp., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that to my knowledge:

(1)	The Quarterly Report on Form 10-Q for the year ended December 31, 2014 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: May 11, 2015	/s/ Steven van der Velden
Steven van der Velden, President, Chief Executive Officer Principal Executive Officer